Exhibit 99.1

Corporate Presentation October 2016 © 2016, Lion Biotechnologies

This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that can be identified with words such as “expects”, “plans”, “projects”, “potential”, “suggests”, “may”, or similar expressions . Such forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements . In particular, management’s expectations regarding future results could be affected by, among other things, uncertainties relating to clinical trials and product development ; unexpected regulatory delays or government regulation generally ; the Company’s ability to obtain or maintain patent and other proprietary intellectual property protection ; and competition in general . For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10 - K and subsequent updates that may be contained in the Company’s Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC . Forward - looking statements speak only as to the date they are made . Except as required by law, the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward looking statements are made . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . © 2016, Lion Biotechnologies 2 Forward - Looking Statements

Driven by scientific vision and grounded in collaboration, Lion Biotechnologies is establishing leadership in immuno - oncology by developing Tumor - Infiltrating Lymphocyte (TIL) technology to deliver personalized oncology therapies to patients with unmet medical needs © 2016, Lion Biotechnologies 3

Tumor-Infiltrating Lymphocyte (TIL) Therapy



1 Excise tumor
2 Isolate TIL from tumor
3 Expan
d
TIL
4 Infuse patient with TIL

- Autologous adoptive cell therapy
  - Resect tumor
  - Isolate and expand TIL *ex vivo*
  - Lymphodeplete patients 7 days prior to TIL infusion
  - Infuse TIL followed by IL-2

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© 2016, Lion Biotechnologies

LION Biotechnologies

• Clinical - stage biotechnology company focused on the development and commercialization of novel cancer immunotherapy products • Leveraging and enhancing the power of tumor infiltrating lymphocytes (TILs) to treat solid tumors • Broad pipeline of programs using TILs ̶ Durable responses in metastatic melanoma patients observed from the NCI study ̶ Responses seen in patients who failed prior checkpoint therapy (NCI study) ̶ Phase 2 trial, LN - 144 ongoing to treat metastatic melanoma (Orphan designation) • Pipeline of potential therapies for other solid tumors including metastatic melanoma, cervical, head and neck, bladder, lung, breast, and HPV - associated cancers, pancreatic and glioblastoma • Key collaborations and partnerships with MedImmune , NCI/NIH, Moffitt and Karolinska Institute/ PolyBioCept • Expanded BOD and new senior management • New corporate headquarters in San Carlos, California 5 Corporate Highlights © 2016, Lion Biotechnologies

Top 10 Shareholders Stock Price Performance Financial Snapshot 6 Company Snapshot News Highlights 0 2,000 4,000 6,000 8,000 10,000 12,000 $4 $5 $6 $7 $8 $9 $10 6-Oct-15 6-Dec-15 6-Feb-16 6-Apr-16 6-Jun-16 6-Aug-16 6-Oct-16 Price ($) Volume (000s) © 2016, Lion Biotechnologies 6 Investor Name Shares (mm) ($mm) Outstanding % Fidelity 5.6 $42.6 11.6% venBio 4.3 32.7 8.9% Quogue Capital 3.8 29.0 7.9% Perceptive Advisors 3.6 27.2 7.4% Franklin Advisers 3.4 25.5 7.0% OrbiMed 3.4 25.5 7.0% Acuta Capital 3.2 24.4 6.7% Broadfin Capital 3.2 23.9 6.5% BlackRock 2.9 22.2 6.1% Victory Capital 2.2 16.7 4.6% Total of Top 10 Institutions: 35.8 $269.8 73.7% Position• Market Cap: $516.8 million • Cash & Cash Equivalents: $191.6 million – strong cash position based on recent equity raise • Debt: $0 • Enterprise Value: $325.3 million Note: Market Cap and Enterprise Value as of 10/5/16; Cash & cash equivalents as of 6/30/16 Date Event 10/3/16 Lion appoints Gregory Schiffman as CFO 9/15/16 LION enters Exclusive License Agreement with PolyBioCept AB & Clinical Trial Agreements with Karolinska University Hospital 8/24/16 Lion announces 5 - Year Extension of NCI CRADA for development of novel TIL immuno - oncology therapies 6/3/16 Lion appoints Maria Fardis as CEO and announced $100 million equity raise 3/28/16 Lion names Michael Lotze as CSO 2/4/16 Lion announces hiring of Dr. Steven Fischkoff as CMO 2/1/16 Lion announces allowance of IND application to begin clinical trials in cervical, head & neck cancers 12/21/15 Lion enters clinical and preclinical research collaboration with MedImmune 10/7/15 Lion obtains license from NIH to develop and commercialize TIL in bladder, lung, breast and HPV - associated cancers

7 Lion Biotechnologies Pipeline and Partners Indication Regimen Partner Preclinical Phase 1 Phase 2 Melanoma TIL LN - 144 (n=20) — Melanoma Combination TIL ± TBI (n=101) NCI Melanoma Combination TIL + Keytruda (n=170) NCI Melanoma Combination TIL + ipi Moffitt Cervical Cancer TIL LN - 145 — Head & Neck Cancer TIL LN - 145 — Glioblastoma TIL Karolinska University Hospital Pancreatic Cancer TIL Karolinska University Hospital Phase 2, enrolling Trial completed, 56% ORR, 24% CR Enrolling Trial completed, publishing results soon Phase 2 trial to initiate in 2017 Phase 2 trial to initiate in 2017 Phase 1 trial to initiate in 2017 Phase 1 trial to initiate in 2017 © 2016, Lion Biotechnologies

Leveraging and enhancing the power of each patient’s own immune cells through TIL © 2016, Lion Biotechnologies 8

• Leverages the body’s natural defense against cancer using a patient’s own TIL • Polyclonal and can recognize multiple neoantigens ̶ Solid tumors are heterogeneous • Durable response with one - time treatment • Potential to establish immunological memory, requiring no additional maintenance therapy after infusion • Minimal unpredicted effects in other tissues • Consistent response rates in treatment naïve and refractory melanoma patients who have failed other options, including checkpoint inhibitors 9 TIL Therapy: Elicits a Highly Individualized, Specific and Potent Attack Against Solid Tumors © 2016, Lion Biotechnologies

Adoptive Cell Transfer: Maximizes Potency of TILs to Overcome Suppressive Tumor Microenvironment

EXTRACTION: Patient's TILs removed from suppressive tumor microenvironment (via surgical resection of lesions or biopsies)

EXPANSION: TILs expanded from small tumor fragments using T-cell growth factor interleukin 2 (IL-2) –TILs allowed to multiply to large numbers before re-infusing them into patient

PREPARATION: Patients lymphodepleted to eliminate potentially suppressive influences and maximize potency of TIL therapy

REINFUSION: Patients are reinfused with their expanded TILs and high-dose of IL-2 (6 doses) given to help TILs multiply further, engraft and activate to attack tumor



LION Biotechnologies

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© 2016, Lion Biotechnologies

Manufacturing Process & Logistics 11 Excis e tumor Shipment IV infusion Post - Lymphodepletion + IL - 2 Dissect tumor into fragments Expansion with IL - 2 Co - culture TIL with feeder cells and OKT3 Expand TILs with IL - 2 Prepare infusion bag Shipment © 2016, Lion Biotechnologies

Melanoma © 2016, Lion Biotechnologies 12

• Recent data from a randomized Phase 2 trial at NCI in 101 patients with metastatic melanoma at NCI confirmed TIL treatment was associated with high, durable objective response rates, including for patients that were refractory to checkpoint inhibitors 1 ̶ Complete responses have been observed in 24% of patients, some of whom have been free from disease for 10 plus years ̶ 23 of 24 complete responders showed durability of 30 to 47 months ̶ Overall response rate was 56% ̶ Overall survival was approximately 80% at 12 months; median not yet achieved • Complete response rate of 29% reported in 34 patients that had failed either Anti - CLA4 or Anti - PD1 © 2016, Lion Biotechnologies 13 TIL Therapy in Melanoma is Very Promising Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumor - Infiltrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397.

14 Treatment - Related Toxicities Adverse Event NMA (n=51) TBI (n=50) Grade 3 and 4 toxicities Febrile neutropenia Bacteremia Urinary tract infection Atrial fibrillation Thrombotic microangiopathy 25 13 0 2 0 36 5 2 3 13 ICU transfer on index admission Planned observation Cytokine - related symptoms Sepsis Cardiac arrhythmia 0 0 2 2 2 6 1 3 Treatment related death 0 1 © 2016, Lion Biotechnologies Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumo r - Infiltrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397. The toxicities of treatment were largely associated with the known side effects of nonmyeloablative chemotherapy (NMA) or total body irradiation (TBI) and administration of high dose IL - 2 1

15 Goff, S.L. et al. Randomized, Prospective Evaluation Comparing Intensity of Lymphodepletion Before Adoptive Transfer of Tumo r - Infiltrating Lymphocytes for Patients With Metastatic Melanoma. Journal of Clinical Oncology, 34(20), 2389 - 2397. Excellent Survival in Melanoma Overall Survival of patients in TIL ± TBI study © 2016, Lion Biotechnologies

Melanoma Patient 16 Rosenberg et al. Adoptive cell therapy for the treatment of patients with metastatic melanoma Curr Opin Immunol , 21(2), 233 - 240. Pre - Treatment 12+ Days © 2016, Lion Biotechnologies

17 Rosenberg, S.A. et al. Durable Complete Responses in Heavily Pretreated Patients with Metastatic Melanoma Using T - Cell Transfer Immunotherapy. Clinical Cancer Research , 17(13), 4550 - 4557. Survival Benefit in Second and Third Line Patients Durable remissions in melanoma regardless of prior therapies 19 of 20 complete responders are ongoing at 7 to >10 years © 2016, Lion Biotechnologies

LN-144:
Phase 2 Trial in Refractory Metastatic Melanoma

A Phase 2, Multicenter, Single-arm Study to Assess the Safety and Efficacy of Cell Transfer Therapy Using Autologous Tumor Infiltrating Lymphocytes (LN-144) Followed by IL-2 for Treatment of Patients with Metastatic Melanoma

- Key Inclusion Criteria:
  - Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation
  - Age ≥ 18 to 80
  - ECOG PS 0-1
  - ANC > 1000/mm3
  - Hemoglobin > 9.0 g/dL
  - Platelet count > 100,000/mm3
- Endpoints:
  - Safety and Efficacy


SCREENING
ENROLLMENT
TUMOR HARVEST
TIL EXPANSION
TIL REINFUSION FOLLOWED BY IL-2
FOLLOW-UP EVALUATIONS

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© 2016, Lion Biotechnologies

Cervical Cancer © 2016, Lion Biotechnologies 19

Cervical Cancer and TIL Treatment Data 20 Stevanovic , et al. Complete Regression of Metastatic Cervical Cancer After Treatment with Human Papillomavirus - Targeted Tumor - Infiltrating T Cells, J Clin Oncol 2015, 33 (15) Hinrichs et al., HPV - targeted Tumor - Infiltrating Lymphocytes for Cervical Cancer, J Clin Oncol , 2014, 23, 5s. Patients (%) Duration (months) Total 9 (100) PR 1 (11) 3 CR 2 (22) 22+, 15+ © 2016, Lion Biotechnologies

TIL Market Opportunity © 2016, Lion Biotechnologies 21

• 64% percent of new cases per year for patients 20 - 70 years old • Metastatic (regional and distant) melanoma patients compose 13% of all new cases at ~10,000 cases • Prevalence of melanoma in US (2013): >1 million © 2016, Lion Biotechnologies 22 Market Opportunity for TIL Therapy (1) Source: http://seer.cancer.gov/statfacts/ | Estimates for 2016 Indication New Cases (1) Deaths (1) Melanoma 76,380 10,130 Cervical 12,990 4,120 Head & neck 48,330 9,570 Lung 224,390 158,080 Bladder 76,960 16,390 Breast 246,660 40,450 Pancreatic 53,070 41,780 Glioblastoma 23,770 16,050 Market Potential for TIL Therapy

Competitive Advantages of TILs in Solid Tumors

TILS target a diverse array of cancer antigens; this approach represents a highly differentiated, customized and targeted immunotherapy

Checkpoints	TCR	CAR	TIL
Utility in several solid tumors	Few solid tumors treated so far	No examples of utility in solid tumors	**Utility in melanoma and HPV cancers**
Long maintenance period	**One-time treatment**	**One-time treatment**	**One-time treatment**
No genetic modification	Genetic modification	Genetic modification	**No genetic modification**
Long-term irreversible toxicities	Potential on-target, off-tissue effects	Potentially immunogenic: cytokine release syndrome	**Minimal chance of unpredicted on-target, off-tissue effects**
Target multiple tumor antigens	Target only single tumor antigen	Target only single/ surface tumor antigen	**Target multiple tumor antigens**
Off-the-shelf	**Autologous**	**Autologous**	**Autologous**
No HLA restriction	HLA restriction	**No HLA restriction**	**No HLA restriction**

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© 2016, Lion Biotechnologies

LION Biotechnologies

• Pre - sorted TILs offer many benefits ̶ Select high potency TIL (Select for PD - 1, 4 - 1BB Expression) ̶ Need lower cell numbers ̶ Duration of manufacturing ̶ COGS ̶ IP generation • Genetic engineering of TIL ̶ Expression of cytokines to increase potency ̶ Modulation of PD - 1/CTLA - 4/LAG - 3 on cell surface ̶ Persistence 24 Future Directions: Next Generation TILs Enable More Efficient and Effective Therapeutics © 2016, Lion Biotechnologies

Key Collaborations and Partnerships

- National Cancer Institute/NIH
  - Cooperative Research And Development Agreement with Dr. Steve Rosenberg (CRADA)
  - Development of TIL for metastatic melanoma, bladder, lung, breast, and HPV-associated cancers and combination therapies
  - TIL + PD-1 combination clinical trial to treat melanoma
- MedImmune/AstraZeneca
  - TIL + PD-L1 combination clinical trial to treat head & neck cancer
- Moffitt Cancer Center
  - TIL + Checkpoint inhibitor combination clinical trial to treat melanoma
- Karolinska Institute/ PolyBioCept
  - TIL clinical trials to treat glioblastoma and pancreatic cancer

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© 2016, Lion Biotechnologies

Leadership and Organization Overview © 2016, Lion Biotechnologies 26

Management Team © 2016, Lion Biotechnologies 27 Maria Fardis , Ph.D., MBA President and CEO Gregory Schiffman , MBA CFO Michael Lotze , M.D. CSO Steven Fischkoff , M.D. CMO

Maria Fardis , Ph.D. – President & CEO ̶ Most recently, Maria was COO at Acerta, served as a key component to the Company’s rapid growth • Responsible for increasing the number of patients enrolled in studies from less than 100 to 1,300+ • AstraZeneca acquired Acerta in early 2016, as Acerta was preparing for commercialization; deal valued at up to $7 billion ̶ Extensive experience leading clinical oncology programs ̶ A key executive responsible for development and marketing authorization applications of ibrutinib (IMBRUVICA) at Pharmacyclics ̶ Prior experience with life cycle management of products (IMBRUVICA at Pharmacyclics , AMBRISENTAN at Gilead) Greg Schiffman – CFO ̶ Extensive experience in cell - based therapy ̶ Prior companies include Dendreon , Affymetrix and Applied Biosystems ̶ Was responsible for implementation of commercial infrastructure processes and systems, supply chain logistics, procurement and manufacturing in prior roles Michael Lotze , M.D. – CSO ̶ Renowned expert in immuno - oncology with 35+ years of clinical experience ̶ One of the original researcher responsible for development of IL - 2 Steven Fischkoff , M.D. – CMO ̶ 25 years of biopharma experience, most recently serving as VP of Clinical and Medical Affairs at Celgene ̶ Was VP, Clinical Science at Medarex , Inc., which developed CTLA - 4 and PD - 1 monoclonal antibodies, later sold for $2.4 billion to BMS © 2016, Lion Biotechnologies 28 Management Team (Cont’d)

Board of Directors

Iain Dukes, Ph.D. – Chairman

- Partner of OrbiMed; formerly SVP, Bus. Dev. and Licensing at Merck
- 20+ years in pharma research, drug discovery, scientific and technology licensing, start-up company leadership, and valuing commercial stage assets

Wayne Rothbaum – Director

- President and Managing Member of Quogue Capital, LLC, a life sciences investment fund
- Co-founder, Executive Chairman and largest investor of Acerta, grew the company from pre-clinical stage to its up to $7 billion sale value to AstraZeneca

Merrill McPeak – Director

- Retired a four-star general after nearly four decades in the US Air Force and served as USAF chief of staff from 1990 to 1994
- Currently chairman of Ethicspoint and a director of several public and private companies

Sanford Hillsberg, J.D. – Director

- Attorney at TroyGould PC since 1976 and member of the firm's management committee
- Has served as Chairman of Galena Biopharma since 2007
- Founder and former director and secretary of ImmunoCellular Therapeutics

Jay Venkatesan, M.D. – Director

- Founder, portfolio manager and managing director of Ayer Capital Management

Ryan Maynard– Director

- Currently EVP and CFO of Rigel Pharmaceuticals, Inc., a clinical-stage drug development public company

Maria Fardis, Ph.D., MBA – President & CEO

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© 2016, Lion Biotechnologies

LION Biotechnologies

Scientific Advisory Board © 2016, Lion Biotechnologies 30 Mario Sznol , M.D. Jeffrey Weber, M.D. James Mulé, PhD. Patrick Hwu , M.D. Cassian Yee, M.D. Daniel Powell, PhD.

Financial Summary 31 As of June 30, 2016 (in millions) Common shares outstanding 58.4 Preferred shares 12.2 Warrants/options 6.95 Cash $191.6 Debt $0 © 2016, Lion Biotechnologies

Thank you © 2016, Lion Biotechnologies 32

33 Clinical Regressions in Late - Stage Disease Rosenberg, S.A. et al. (2009, April). Adoptive Cell Therapy for the Treatment of Patients with Metastatic Melanoma. Current Opinion in Immunology, 21(2), 233 - 240. © 2016, Lion Biotechnologies

34 Dudley, M. E. et al. (2010, December). CD8 Enriched “Young” Tumor Infiltrating Lymphocytes Can Mediate Regression of Metastatic Melanoma. Clinical Cancer Research, 16(24), 6122 - 6131. Compelling Results in Late - Stage Disease © 2016, Lion Biotechnologies